BORROWINGS - Interest on Debt (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Interest on Debt
Cost of financing	$ 576	$ 540	$ 542
Interest expense	706	481	484
Net investment derivative activity	(77)	(13)	0
Interest capitalized	2	0	4
Total interest paid and accrued	$ 1,208	$ 1,008	$ 1,030